Exhibit 10.4

AMENDMENT NO. 2 TO REINSURANCE AGREEMENT

This AMENDMENT NO. 2 TO REINSURANCE AGREEMENT, dated as of April 1, 2011, (“Amendment No. 2”) is by and between AMERICAN HERITAGE LIFE INSURANCE COMPANY (“Ceding Company”) and ALLSTATE LIFE INSURANCE COMPANY  (“Reinsurer”).

WHEREAS, Ceding Company and Reinsurer entered into that certain Reinsurance Agreement effective December 31, 2004, (“Agreement”) whereby Reinsurer reinsures 100% of any and all liabilities of the Ceding Company under certain single premium deferred annuities, except for certain excluded liabilities.

WHEREAS, Ceding Company and Reinsurer amended that certain Reinsurance Agreement effective January 1, 2008, (“Amendment No. 1”) whereby Reinsurer reinsures all individual disability insurance issued by the Ceding Company, as provided therein.

WHEREAS, Ceding Company and Reinsurer now desire to amend the Agreement to also reinsure certain group disability insurance issued by the Ceding Company, as provided herein.

NOW, THEREFORE, in consideration of the above stated premises and the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

1.            Subject to receipt of all required regulatory approvals, this Amendment No. 2 shall be effective as of 12:01 a.m. April 1, 2011 (“Amendment No. 2 Effective Date”).

2.            Exhibit A is hereby replaced by the Exhibit A attached hereto.

3.            The following paragraph is hereby added to Article V

Within forty-five (45) days of the latter of the Amendment No. 2 Effective Date or the date Ceding Company has received approval from all necessary regulatory authorities for Amendment No. 2 (“Amendment No. 2 Settlement Date”), net assets with a market value amount equal to the amount calculated as of the Amendment No. 2 Effective Date equal to the “Amendment No. 2 Net Statutory Liabilities” for the Policies reinsured under this Amendment No. 2., consisting of the sum of uncollected or deferred premiums related to the Policies, agent balances related to the Policies, amounts recoverable from reinsurers related to the Policies, cash, and investments including the related accrued investment income minus unearned investment income, shall be transferred by Ceding Company to Reinsurer.

“Amendment No. 2 Net Statutory Liabilities” is determined as “Total Liabilities” as currently included in Annual Statement page 3, line 28 attributable to the Policies ceded to Reinsurer under this Amendment No. 2.

Ceding Company shall also pay to Reinsurer interest on such amount at the rate of four percent (4%) per annum, simple rate, beginning on the Amendment No. 2 Effective Date and ending on the Amendment No. 2 Settlement Date.

Except as expressly provided herein, all other terms, covenants, and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to Reinsurance Agreement to be duly executed by their respective officers on the dates shown below.

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Senior Group Vice President

Date:	August 2, 2011

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Senior Group Vice President and Controller

Date:	August 2, 2011

EXHIBIT A

ELIGIBLE AND INELIGIBLE POLICIES

1.            For the period 11:59 p.m. December 31, 2004 up to, but not including, 12:01 a.m. January 1, 2008, “Policy” or “Policies” shall mean only single premium deferred annuities with form number A – DO31(11.99) issued by the Ceding Company.

2.            For the period beginning on 12:01 a.m. January 1, 2008 up to, but not including, 12:01 a.m. April 1, 2011, “Policy” or “Policies” means all individual disability policies regardless of form number and single premium deferred annuities with form number A – DO31(11.99) issued by the Ceding Company.  Provided, however, that all credit and group disability policies and certificates issued by the Ceding Company are specifically excluded from the definition of “Policy” or “Policies”.

3.            For the period beginning on 12:01 a.m. April 1, 2011, “Policy” or “Policies” means group disability policies and certificates with form numbers listed in Table 1 and all riders issued with such policies, all individual disability policies regardless of form number, and single premium deferred annuities with form number A – DO31(11.99) issued by the Ceding Company.  Provided, however, that all credit disability policies and certificates and all group disability policies and certificates with policy form numbers not listed in Table 1 issued by the Ceding Company are specifically excluded from the definition of “Policy” or “Policies”.

Table 1

Form Number	Description
GLTD8402C	Base Policy Form Number
GVDIP	Base Policy Form Number
GVDIC	Base Certificate Form Number